UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): November 7, 2025

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41926	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2025, the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”) appointed Nathan “Tripp” Lane as a Class II director of the Board, with a term expiring as of the Company’s 2026 Annual Meeting of Stockholders. Mr. Lane was nominated pursuant to the terms of the previously announced Exchange Agreement, dated August 11, 2025 (the “Exchange Agreement”), by and among the Company and certain former holders (each, a “Noteholder”, and collectively, the “Noteholders”) of the Company’s 0% Senior Convertible Notes due 2026 (the “2026 Notes”), together with thorough review pursuant to the Company’s standard nominating and corporate governance processes. Any committee appointments for Mr. Lane will be subsequently disclosed.

Mr. Lane is the founder of Delancey Cove LLC, a consulting firm. Mr. Lane has also served as a director for a number of public and private companies since 2019, including as a non-executive director of Card Factory PLC from 2020 to 2024, National Cinemedia from 2024 to 2025, and Benchmark Holdings PLC from 2024 to 2025. Prior to Delancey Cove, Mr. Lane was an investment professional with BlueMountain Capital Management, LLC, a hedge fund, from 2015 to 2017, and a Principal at Apax Partners, L.P., a global private equity advisory firm, from 2006 to 2015 where he focused on investments in the consumer, retail and media industries. Mr. Lane holds a B.A. from Colgate University, an M.A. from the School of Advanced International Studies (SAIS), Johns Hopkins University, and an M.B.A. from The Wharton School, University of Pennsylvania.

Mr. Lane will receive standard annual director fees and benefits, as well as an initial grant of equity under the Company’s Amended and Restated 2019 Stock Incentive Plan. Mr. Lane is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company intends to enter into its form of director and executive officer indemnification agreement with Mr. Lane, a copy of which has been filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 14, 2025
LIVEPERSON, INC.
(Registrant)

By:    /s/ MONICA L. GREENBERG
Monica L. Greenberg
Executive Vice President, Policy and General Counsel